Exhibit 99.1

For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	George Boyan, EVP and CFO
April 15, 2021	(908) 713-4535

     Unity Bancorp Reports

Quarterly Earnings of $8.5 Million

Clinton, NJ, April 15, 2021 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $8.5 million, or $0.80 per diluted share, for the quarter ended March 31, 2021, a 58.3% increase compared to net income of $5.4 million, or $0.49 per diluted share for the prior year’s first quarter, primarily due to revenue generated by the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”), improved net interest margin and an increase in non-interest income.

First Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $2.8 million to $18.0 million for the quarter ended March 31, 2021, compared to the prior year’s quarter, due to SBA PPP loans, commercial loan growth and a reduction in the cost of funds.
●	Net interest margin (“NIM”) increased to 4.09% for the quarter ended March 31, 2021, compared to 3.92% for the prior year’s quarter.
●	The provision for loan losses was $500 thousand for the quarter ended March 31, 2021, a decrease of $1.0 million from the prior year’s quarter due to an improved outlook on credit quality and higher levels of allowance.
●	Noninterest income increased $1.2 million to $3.7 million compared to the prior year’s quarter, primarily due to increased gains on mortgage loan sales and increased net gains on securities. For the quarter ended March 31, 2021, residential mortgage loan sales were $101.9 million, compared to $28.8 million for the prior year’s quarter.
●	Noninterest expense increased $479 thousand to $9.8 million compared to the prior year’s quarter, primarily due to increased compensation as a result of mortgage commissions paid.
●	The effective tax rate was 25.7% compared to 22.9% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $40.6 million, or 2.5%, from year-end 2020 to $1.7 billion at March 31, 2021. The increase was primarily due to increases in SBA PPP and commercial loans.
●	Total deposits increased $70.4 million, or 4.5%, from year-end 2020 to $1.6 billion at March 31, 2021.
●	Borrowed funds decreased $30.0 million to $170.0 million at March 31, 2021, due to decreased FHLB advances.
●	Shareholders’ equity was $181.1 million at March 31, 2021.
●	Book value per common share was $17.37 as of March 31, 2021.
●	At March 31, 2021, the Community Bank Leverage Ratio was 10.19%.
●	Net nonperforming assets were $11.6 million at March 31, 2021, compared to $11.7 million at December 31, 2020. Most of the nonperforming assets are residential loans, the resolution of which has been impacted by foreclosure restrictions due to COVID-19. The allowance to total loans ratio excluding SBA PPP loans was 1.45% at March 31, 2021.

Paycheck Protection Program Loans

As of March 31, 2021, the Company funded 723 Small Business Administration Paycheck Protection Program Round 2 loans, totaling $85.6 million. This is in addition to the 1,224 SBA PPP loans, totaling $143.0 million funded during the year ended December 31, 2020.

Loan Deferrals

The Bank’s initiative to work with borrowers that were unable to meet their contractual obligations because of the effects of COVID-19 was a successful effort. Loan deferrals which were granted have steadily declined during the first quarter to $20.2 million, from $32.5 million at December 31, 2020.

The table below summarizes loan deferrals as of March 31, 2021:

(In thousands)	Total Loan Portfolio balance	Full Deferrals	Principal Only Deferrals	Total Loans in Deferral	% Deferrals to Total Loans
SBA loans held for sale	$8,809	$—	$—	$—	0%
SBA loans held for investment	38,296	—	342	342	1%
SBA PPP loans	169,117	—	—	—	0%
Commercial loans	853,078	2,918	15,503	18,421	2%
Residential mortgage loans	448,149	1,400	—	1,400	0%
Consumer loans	60,502	—	—	—	0%
Consumer construction loans	90,497	—	—	—	0%
Total loans	$1,668,448	$4,318	$15,845	$20,163	1%

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $2.0 billion in assets and $1.6 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

March 31, 2021

				Mar. 31, 2021 vs.
				Dec. 31, 2020	Mar. 31, 2020
(In thousands, except percentages and per share amounts)	Mar. 31, 2021	Dec. 31, 2020	Mar. 31, 2020%		%
BALANCE SHEET DATA:
Total assets	$2,004,818	$1,958,914	$1,740,076	2.3%	15.2%
Total deposits	1,628,393	1,557,959	1,378,618	4.5	18.1
Total loans	1,668,448	1,627,817	1,439,645	2.5	15.9
Total securities	34,551	47,571	58,002	(27.4)	(40.4)
Total shareholders' equity	181,186	173,911	164,305	4.2	10.3
Allowance for loan losses	(22,965)	(23,105)	(17,376)	(0.6)	32.2

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$11,442	$9,868	$6,966	16.0	64.3
Provision for income taxes	2,946	2,523	1,598	16.8	84.4
Net income	$8,496	$7,345	$5,368	15.7	58.3

Net income per common share - Basic	$0.81	$0.70	$0.49	15.7	65.3
Net income per common share - Diluted	$0.80	$0.69	$0.49	15.9	63.3

Performance ratios:
Return on average assets	1.85%	1.61%	1.53%
Return on average equity	19.51%	17.07%	15.41%
Efficiency ratio	45.74%	50.31%	51.29%
Net interest margin	4.09%	3.97%	3.88%
Noninterest expense to average assets	2.13%	2.35%	2.17%

SHARE INFORMATION:
Market price per share	$22.00	$17.55	$11.70	25.4	88.0
Dividends paid	$0.08	$0.08	$0.08	—	—
Book value per common share	$17.38	$16.63	$15.10	4.5	15.1
Average diluted shares outstanding (QTD)	10,565	10,629	11,037	(0.6)	(4.3)

CAPITAL RATIOS:
Total equity to total assets	9.04%	8.88%	9.44%
Community bank leverage ratio	10.19%	10.09%	10.56%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$11,788	$12,060	$11,178	(2.3)	5.5
QTD net chargeoffs to QTD average loans	0.16%	0.03%	0.15%
Allowance for loan losses to total loans	1.38%	1.42%	1.21%
Nonperforming assets to total loans	0.71%	0.74%	0.67%
Nonperforming assets to total assets	0.59%	0.62%	0.64%

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2021

				March 31, 2021 vs.
				December 31,	March 31,
	March 31,	December 31,	March 31,	2020	2020
(In thousands, except percentages)	2021	2020	2020	%	%
ASSETS
Cash and due from banks	$25,911	$22,750	$20,377	13.9%	27.2%
Federal funds sold and interest-bearing deposits	213,666	196,561	158,618	8.7	34.7
Cash and cash equivalents	239,577	219,311	178,995	9.2	33.8
Securities:
Securities available for sale	32,330	45,617	56,290	(29.1)	(42.6)
Equity securities	2,221	1,954	1,712	13.7	29.7
Total securities	34,551	47,571	58,002	(27.4)	(40.4)
Loans:
SBA loans held for sale	8,809	9,335	10,726	(5.6)	(17.9)
SBA loans held for investment	38,296	39,587	37,074	(3.3)	3.3
SBA PPP loans	169,117	118,257	—	43.0	—
Commercial loans	853,078	839,788	786,077	1.6	8.5
Residential mortgage loans	448,149	467,586	456,072	(4.2)	(1.7)
Consumer loans	60,502	66,100	76,326	(8.5)	(20.7)
Consumer construction loans	90,497	87,164	73,370	3.8	23.3
Total loans	1,668,448	1,627,817	1,439,645	2.5	15.9
Allowance for loan losses	(22,965)	(23,105)	(17,376)	(0.6)	32.2
Net loans	1,645,483	1,604,712	1,422,269	2.5	15.7
Premises and equipment, net	20,043	20,226	21,046	(0.9)	(4.8)
Bank owned life insurance ("BOLI")	26,535	26,514	26,379	0.1	0.6
Deferred tax assets	9,116	9,183	6,305	(0.7)	44.6
Federal Home Loan Bank ("FHLB") stock	9,269	10,594	9,054	(12.5)	2.4
Accrued interest receivable	9,831	10,429	7,396	(5.7)	32.9
Other real estate owned ("OREO")	—	—	1,523	—	(100.0)
Goodwill	1,516	1,516	1,516	—	—
Other assets	8,897	8,858	7,591	0.4	17.2
Total assets	$2,004,818	$1,958,914	$1,740,076	2.3%	15.2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$465,511	$459,677	$334,731	1.3%	39.1%
Interest-bearing demand	217,714	204,236	149,428	6.6	45.7
Savings	502,300	455,449	405,775	10.3	23.8
Time Deposits	442,868	438,597	488,684	1.0	(9.4)
Total deposits	1,628,393	1,557,959	1,378,618	4.5	18.1
Borrowed funds	170,000	200,000	169,000	(15.0)	0.6
Subordinated debentures	10,310	10,310	10,310	—	—
Accrued interest payable	255	248	237	2.8	7.6
Accrued expenses and other liabilities	14,674	16,486	17,606	(11.0)	(16.7)
Total liabilities	1,823,632	1,785,003	1,575,771	2.2	15.7
Shareholders' equity:
Common stock	92,180	91,873	90,370	0.3	2.0
Retained earnings	98,331	90,669	74,939	8.5	31.2
Treasury stock, at cost	(8,791)	(7,442)	(172)	18.1	5,011.0
Accumulated other comprehensive (loss) income	(534)	(1,189)	(832)	NM*	NM*
Total shareholders' equity	181,186	173,911	164,305	4.2	10.3
Total liabilities and shareholders' equity	$2,004,818	$1,958,914	$1,740,076	2.3%	15.2%

COMMON SHARES AT PERIOD END:
Shares issued	10,996	10,961	10,894
Shares oustanding	10,422	10,456	10,883
Treasury shares	574	505	11

NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

March 31, 2021

				Mar. 31, 2021 vs.
	For the three months ended			Dec. 31, 2020		Mar. 31, 2020
(In thousands, except percentages and per share amounts)	Mar. 31, 2021	Dec. 31, 2020	Mar. 31, 2020	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$24	$23	$188	$1	4.3%	$(164)	(87.2)%
FHLB stock	63	64	109	(1)	(1.6)	(46)	(42.2)
Securities:
Taxable	292	364	511	(72)	(19.8)	(219)	(42.9)
Tax-exempt	10	11	22	(1)	(9)	(12)	(54.5)
Total securities	302	375	533	(73)	(19.5)	(231)	(43.3)
Loans:
SBA loans	783	819	985	(36)	(4.4)	(202)	(20.5)
SBA PPP loans	1,730	1,361	—	369	27.1	1,730	—
Commercial loans	10,474	10,155	9,933	319	3.1	541	5.4
Residential mortgage loans	5,128	5,441	5,770	(313)	(5.8)	(642)	(11.1)
Consumer loans	857	824	960	33	4.0	(103)	(10.7)
Consumer construction loans	1,215	1,226	1,107	(11)	(0.9)	108	9.8
Total loans	20,187	19,826	18,755	361	1.8	1,432	7.6
Total interest income	20,576	20,288	19,585	288	1.4	991	5.1
INTEREST EXPENSE
Interest-bearing demand deposits	309	319	378	(10)	(3.1)	(69)	(18.3)
Savings deposits	431	463	951	(32)	(6.9)	(520)	(54.7)
Time deposits	1,463	1,726	2,447	(263)	(15.2)	(984)	(40.2)
Borrowed funds and subordinated debentures	355	441	565	(86)	(19.5)	(210)	(37.2)
Total interest expense	2,558	2,949	4,341	(391)	(13.3)	(1,783)	(41.1)
Net interest income	18,018	17,339	15,244	679	3.9	2,774	18.2
Provision for loan losses	500	1,000	1,500	(500)	(50.0)	(1,000)	(66.7)
Net interest income after provision for loan losses	17,518	16,339	13,744	1,179	7.2	3,774	27.5
NONINTEREST INCOME
Branch fee income	295	285	317	10	3.5	(22)	(6.9)
Service and loan fee income	625	557	376	68	12.2	249	66.2
Gain on sale of SBA loans held for sale, net	245	543	473	(298)	(54.9)	(228)	(48.2)
Gain on sale of mortgage loans, net	1,750	2,027	1051	(277)	(13.7)	699	66.5
BOLI income	129	139	173	(10)	(7.2)	(44)	(25.4)
Net security gains (losses)	310	280	-170	30	10.7	480	(282.4)
Other income	372	423	325	(51)	(12.1)	47	14.5
Total noninterest income	3,726	4,254	2,545	(528)	(12.4)	1,181	46.4
NONINTEREST EXPENSE
Compensation and benefits	6,063	6,371	5,439	(308)	(4.8)	624	11.5
Processing and communications	807	956	708	(149)	(15.6)	99	14.0
Furniture and equipment	649	673	655	(24)	(3.6)	(6)	(0.9)
Occupancy	706	650	624	56	8.6	82	13.1
Professional services	380	340	269	40	11.8	111	41.3
Advertising	268	218	290	50	22.9	(22)	(7.6)
Deposit insurance	214	230	88	(16)	(7.0)	126	143.2
Director fees	208	202	200	6	3.0	8	4.0
BSA expenses	168	623	63	(455)	(73)	105	166.7
Other loan expenses	143	149	89	(6)	(4.0)	54	60.7
Loan collection & OREO (recoveries) expenses	(49)	(5)	186	(44)	880.0	(235)	(126.3)
Other expenses	245	318	712	(73)	(23.0)	(467)	(65.6)
Total noninterest expense	9,802	10,725	9,323	(923)	(8.6)	479	5.1
Income before provision for income taxes	11,442	9,868	6,966	1,574	16.0	4,476	64.3
Provision for income taxes	2,946	2,523	1,598	423	16.8	1,348	84.4
Net income	$8,496	$7,345	$5,368	$1,151	15.7%	$3,128	58.3%

Effective tax rate	25.7%	25.6%	22.9%
Net income per common share - Basic	$0.81	$0.70	$0.49
Net income per common share - Diluted	$0.80	$0.69	$0.49
Weighted average common shares outstanding - Basic	10,437	10,532	10,883

Weighted average common shares outstanding - Diluted	10,565	10,629	11,037

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

March 31, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	March 31, 2021			March 31, 2020
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$90,830	$24	0.11%	$69,076	$188	1.10%
FHLB stock	5,167	63	4.98	6,883	109	6.37
Securities:
Taxable	38,741	292	3.06	60,363	511	3.40
Tax-exempt	2,405	12	2.03	3,783	31	3.35
Total securities (A)	41,146	304	3.00	64,146	542	3.40
Loans:
SBA loans	48,845	783	6.50	50,528	985	7.84
SBA PPP loans	142,581	1,730	4.92	—	—	—
Commercial loans	849,065	10,474	5.00	769,497	9,933	5.19
Residential mortgage loans	455,782	5,128	4.56	462,748	5,770	5.02
Consumer loans	63,440	857	5.48	72,394	960	5.33
Consumer construction loans	88,992	1,215	5.54	69,890	1,107	6.37
Total loans (B)	1,648,705	20,187	4.97	1,425,057	18,755	5.29
Total interest-earning assets	$1,785,848	$20,578	4.67%	$1,565,162	$19,594	5.04%

Noninterest-earning assets:
Cash and due from banks	23,781			21,942
Allowance for loan losses	(23,308)			(16,698)
Other assets	76,309			70,381
Total noninterest-earning assets	76,782			75,625
Total assets	$1,862,630			$1,640,787

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$209,020	$309	0.60%	$162,193	$378	0.94%
Total savings deposits	476,463	431	0.37	424,905	951	0.90
Total time deposits	438,250	1,463	1.35	435,705	2,447	2.26
Total interest-bearing deposits	1,123,733	2,203	0.80	1,022,803	3,776	1.48
Borrowed funds and subordinated debentures	89,699	355	1.61	131,057	565	1.73
Total interest-bearing liabilities	$1,213,432	$2,558	0.85%	$1,153,860	$4,341	1.50%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	455,146			307,683
Other liabilities	17,418			16,101
Total noninterest-bearing liabilities	472,564			323,784
Total shareholders' equity	176,634			163,143
Total liabilities and shareholders' equity	$1,862,630			$1,640,787

Net interest spread		$18,020	3.82%		$15,253	3.54%
Tax-equivalent basis adjustment		(2)			(9)
Net interest income		$18,018			$15,244
Net interest margin			4.09%			3.92%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

March 31, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	March 31, 2021			December 31, 2020
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$90,830	$24	0.11%	$64,359	$23	0.14%
FHLB stock	5,167	63	4.98	5,732	64	4.44
Securities:
Taxable	38,741	292	3.06	46,873	364	3.09
Tax-exempt	2,405	12	2.03	2,491	13	2.08
Total securities (A)	41,146	304	3.00	49,364	377	3.04
Loans:
SBA loans	48,845	783	6.50	53,383	819	6.10
SBA PPP loans	142,581	1,730	4.92	134,946	1,361	4.01
Commercial loans	849,065	10,474	5.00	814,366	10,155	4.96
Residential mortgage loans	455,782	5,128	4.56	465,117	5,441	4.65
Consumer loans	63,440	857	5.48	66,963	824	4.90
Consumer construction loans	88,992	1,215	5.54	84,112	1,226	5.80
Total loans (B)	1,648,705	20,187	4.97	1,618,888	19,826	4.87
Total interest-earning assets	$1,785,848	$20,578	4.67%	$1,738,343	$20,290	4.64%

Noninterest-earning assets:
Cash and due from banks	23,781			24,128
Allowance for loan losses	(23,308)			(22,907)
Other assets	76,309			75,488
Total noninterest-earning assets	76,782			76,709
Total assets	$1,862,630			$1,815,053

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$209,020	$309	0.60%	$205,049	$319	0.62%
Total savings deposits	476,463	431	0.37	461,345	463	0.40
Total time deposits	438,250	1,463	1.35	427,208	1,726	1.61
Total interest-bearing deposits	1,123,733	2,203	0.80	1,093,602	2,508	0.91
Borrowed funds and subordinated debentures	89,699	355	1.61	102,256	441	1.72
Total interest-bearing liabilities	$1,213,432	$2,558	0.85%	$1,195,858	$2,949	0.98%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	455,146			431,030
Other liabilities	17,418			17,025
Total noninterest-bearing liabilities	472,564			448,055
Total shareholders' equity	176,634			171,140
Total liabilities and shareholders' equity	$1,862,630			$1,815,053

Net interest spread		$18,020	3.82%		$17,341	3.66%
Tax-equivalent basis adjustment		(2)			(3)
Net interest income		$18,018			$17,338
Net interest margin			4.09%			3.97%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

March 31, 2021

Amounts in thousands, except percentages	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$23,105	$22,237	$20,234	$17,376	$16,395
Provision for loan losses charged to expense	500	1,000	2,000	2,500	1,500
	23,605	23,237	22,234	19,876	17,895
Less: Chargeoffs
SBA loans	282	—	1	—	25
Commercial loans	373	150	—	219	300
Residential mortgage loans	—	—	—	—	200
Consumer loans	1	—	—	—	—
Total chargeoffs	656	150	1	219	525
Add: Recoveries
SBA loans	15	—	3	75	5
Commercial loans	1	18	1	502	1
Residential mortgage loans	—	—	—	—	—
Consumer loans	—	—	—	—	—
Total recoveries	16	18	4	577	6
Net chargeoffs (recoveries)	640	132	(3)	(358)	519
Balance, end of period	$22,965	$23,105	$22,237	$20,234	$17,376

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$1,560	$2,473	$3,446	$2,363	$1,627
Commercial loans	952	1,325	527	413	613
Residential mortgage loans	6,711	5,217	3,722	6,192	6,910
Consumer loans	—	1,295	1,293	505	505
Consumer construction loans	2,565	1,750	—	—	—
Total nonperforming loans	11,788	12,060	8,988	9,473	9,655
Other real estate owned ("OREO")	—	—	711	711	1,523
Nonperforming assets	11,788	12,060	9,699	10,184	11,178
Less: Amount guaranteed by SBA	139	371	812	307	427
Net nonperforming assets	$11,649	$11,689	$8,887	$9,877	$10,751

Loans 90 days past due & still accruing	$2,540	$449	$—	$—	$—

Performing Troubled Debt Restructurings (TDRs)	$1,079	$663	$673	$684	$694

Allowance for loan losses to:
Total nonperforming loans	194.82	191.58	247.41	213.60	179.97
Nonperforming assets	194.82	191.58	229.27	198.68	155.45
Net nonperforming assets	197.14	197.66	250.22	204.86	161.62

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

March 31, 2021

(In thousands, except percentages and per share amounts)	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
SUMMARY OF INCOME:
Total interest income	$20,576	$20,288	$19,764	$19,278	$19,585
Total interest expense	2,558	2,949	3,437	3,753	4,341
Net interest income	18,018	17,339	16,327	15,525	15,244
Provision for loan losses	500	1,000	2,000	2,500	1,500
Net interest income after provision for loan losses	17,518	16,339	14,327	13,025	13,744
Total noninterest income	3,726	4,254	3,336	2,811	2,545
Total noninterest expense	9,802	10,725	10,037	9,177	9,323
Income before provision for income taxes	11,442	9,868	7,626	6,659	6,966
Provision for income taxes	2,946	2,523	1,866	1,488	1,598
Net income	$8,496	$7,345	$5,760	$5,171	$5,368

Net income per common share - Basic	$0.81	$0.70	$0.54	$0.48	$0.49
Net income per common share - Diluted	$0.80	$0.69	$0.54	$0.47	$0.49

COMMON SHARE DATA:
Market price per share	$22.00	$17.55	$11.58	$14.30	$11.70
Dividends paid	$0.08	$0.08	$0.08	$0.08	$0.08
Book value per common share	$17.38	$16.63	$16.01	$15.53	$15.10

Weighted average common shares outstanding - Basic	10,437	10,532	10,630	10,792	10,883
Weighted average common shares outstanding - Diluted	10,565	10,629	10,706	10,888	11,037
Issued common shares	10,996	10,961	10,943	10,939	10,894
Outstanding common shares	10,422	10,456	10,570	10,728	10,883
Treasury shares	574	505	373	211	11

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.85%	1.61%	1.28%	1.19%	1.32%
Return on average equity	19.51	17.07	13.76	12.59	13.23
Efficiency ratio	45.74	50.31	50.80	50.27	51.92
Noninterest expense to average assets	2.13	2.35	2.23	2.10	2.29

BALANCE SHEET DATA:
Total assets	$2,004,818	$1,958,914	$1,930,836	$1,900,774	$1,740,076
Total deposits	1,628,393	1,557,959	1,493,440	1,483,457	1,378,618
Total loans	1,668,448	1,627,817	1,613,291	1,592,507	1,439,645
Total securities	34,551	47,571	50,387	54,888	58,002
Total shareholders' equity	181,186	173,911	169,234	166,607	164,305
Allowance for loan losses	(22,965)	(23,105)	(22,237)	(20,234)	(17,376)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.67%	4.64%	4.58%	4.63%	5.04%
Interest-bearing liabilities	0.85	0.98	1.15	1.28	1.51
Net interest spread	3.82	3.66	3.43	3.35	3.53
Net interest margin	4.09	3.97	3.78	3.73	3.92

CREDIT QUALITY:
Nonperforming assets	$11,788	$12,060	$9,699	$10,184	$11,178
QTD net chargeoffs (annualized) to QTD average loans	0.16%	0.03%	—%	(0.09)%	0.15%
Allowance for loan losses to total loans	1.38	1.42	1.38	1.27	1.21
Nonperforming assets to total loans	0.71	0.74	0.56	0.59	0.67
Nonperforming assets to total assets	0.59	0.62	0.50	0.54	0.64

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.04%	8.88%	8.76%	8.77%	9.44%
Community bank leverage ratio	10.19	10.09	9.95	10.01	10.56

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	209	206	196	191	205